AZZ Inc. Investor Presentation July 2020

INVESTOR PRESENTATION Safe Harbor Statement Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This press release may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially be adversely impacted by the ongoing COVID-19 pandemic. We could also experience fluctuations in prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; supply-chain vendor delays ; customer requested delays of our products or services; delays in additional acquisition opportunities; currency exchange rates; adequacy of financing; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 29, 2020 and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. 2

INVESTOR PRESENTATION Overview AZZ is a global provider of galvanizing and metal coating services, welding solutions, specialty electrical equipment and highly engineered services to the power generation, transmission, distribution, refining and industrial markets. Significant Barriers to Solid Operating History Strong Performance Valuation Entry • 33 Consecutive Years of Profitability • Largest North American Galvanizer • Double Digit Top- and Bottom-Line • Trading Discount to Comparable • Revenue 10-year CAGR – 12% • 48 Metal Coatings Plants Growth Group: • Significant Cash Generation • Large Network of Plants – Economies • Record Fiscal Year 2020 Revenue: $1.1 • EV/EBITDA: 33% • Industry Leading Operating Margins of Scale and Quick Turnarounds Billion, up 14.5% • EV/Sales: 25% • Solid Balance Sheet (<24hrs) • Adjusted Net Income: $71.3 million, up 39% • Debt to Equity Ratio: 0.32x • ~4,000 Customers • DGS: High-tech Solutions Outperform • Adjusted EBITDA: $156.3 million, up *Data as of July 6, 2020 Competitors 22% 3

INVESTOR PRESENTATION COVID-19 Summary  Discontinued previously issued guidance Impact on Financial Results  Galvanizing business remains solid, Electrical business continuing to process backlog, Industrial saw a shift of projects out of Q1 and into Q2 and Q3.  Cash balance of $36.7 million as of 2/29 /2020; Free cash flow of $144.8 million for FY20 Balance Sheet /  Debt balance of $203.0 million at end of FY20, Adjusted annual EBITDA of 157.3 million at end of FY20 Liquidity  Available revolving debt capacity of $357.1 million at end of FY20  North America – All plants are open and operating Operational  R.O.W – Poland, Brazil operations open; Remote field services somewhat constrained Impacts  Following CDC and WHO guidelines for cleaning and disinfecting, social distancing, health and safety, PPE  Limiting travel and plant visitations, increased telecommuting  Froze executive compensation Mitigation  Reducing capacity to align with demand through furlough’s and RIF’s Efforts  Hiring restrictions imposed  Suspended share repurchase at the end of FY2020; Recently announced dividend , payable August 3rd, 2020 Capital Allocation  Reduced CapEx to critical safety and operational needs Decisions  Travel restrictions slowing acquisition activity Situational  AZZ’s Leadership team in direct contact with the White House, CDC, and other governmental agencies. Participating Awareness in several briefing calls and staying abreast of current situation as it evolves by country and state. 4

INVESTOR PRESENTATION Strategic Direction • Long term strategy to grow Metal Coatings organically and with a robust acquisition program, while targeting 21-23% Operating Margins • Focus on operating excellence and providing outstanding customer service • Assumes continued inorganic growth in Galvanizing and Surface Technologies • Energy will focus on operational excellence and profitable growth in its core businesses while divesting or exiting the non-core • Specialty Welding will grow through international expansion, offering the best customized welding technology, and reducing dependence on the nuclear market space • Electrical businesses will focus on improving profitability and focus more on domestic market growth 5

INVESTOR PRESENTATION Metal Coatings Energy Segment Galvanizing, Surface Technologies Electrical Systems Welding Solutions 1 2 3 Multiple Infrastructure Markets Industrial, T&D, Power, Electric Utility Refinery & Power Hot Dip Galvanizing E-houses, Switchgear, Medium and Specialty Welding, Powder Coating, Plating, Anodizing High Voltage Bus Duct, Hazardous Duty Maintenance & Repair Services Lighting, Tubular Products 6

INVESTOR PRESENTATION Metal Coatings The Metal Coatings Segment provides hot-dip 1 galvanizing, powder coating, plating and other metal coatings to the steel fabrication industry through 48 facilities located throughout the United States and Canada 7

INVESTOR PRESENTATION Electrical Utilities Industrial OEMs Recreation Petrochemical Agriculture Bridge & Highway Construction 8

INVESTOR PRESENTATION Metal Coatings’ leading hot-dip galvanizing market position in North America offers adjacency opportunities in corrosion protection. North America’s largest galvanizer • 41 locations throughout the U.S. and Canada • Differentiate on service & quality Expand into market Inorganic growth: adjacencies in North America: • Grow share of wallet by offering • Continue to acquire Hot-Dip galvanizing additional services: and Surface Technologies capabilities in select markets within North America. • Powder coating, plating, anodizing, spinning, etc. • Several opportunities in the pipeline New Product Introduction • Leverage galvanizing expertise to launch new products to support North American infrastructure renewal. • Continuous galvanized rebar plant opened in FY2018 9

INVESTOR PRESENTATION The Energy Segment is a manufacturer of specialty electrical equipment focusing on safe and reliable transmission of power from generation sources to end customers, and a specialty welding service provider that ensures the safety and reliability of critical infrastructure in the energy markets worldwide 10

INVESTOR PRESENTATION 2 AZZ builds, maintains, rehabilitates and strengthens electrical and industrial infrastructure globally Enclosure Systems Switchgear Systems High Voltage Bus Medium Voltage Bus Hazardous Duty Lighting Tubular Products • Manufacturer of custom • Leading independent • Global leader in high-voltage • Innovative medium voltage • Harsh and Hazardous Duty • Producer of API tubular modular electrical buildings provider of 38kV switchgear SF6 gas insulated bus bus duct products to meet a Lighting manufacturer with products from 1” through 2 (“e-houses”), as well as relay products variety of demands 75 year history 1/16” • Integration of customer panels furnished equipment • Voltage ranges from 115kV • Product line includes isolated • LED, HID, and incandescant • Full length tubing as well as • Ballistic, HEMP options to 1,200kV phase duct, segregated and product lines pup-joints • Padmount and Arc-Resistant non-segregated phase duct • 3 U.S. locations (Pittsburg, Switchgear • Location in Medway, • Manufacturing location in • Manufacturing location in Kansas, Chattanooga, Massachusetts and China • Manufacturing location in Houston, Texas serving the Crowley, Texas serving the • 2 U.S. locations (Fulton, Tennessee, and Millington, serving Worldwide market Jackson, Mississippi worldwide market worldwide market Missouri and Oshkosh Maryland) serving 48 Wisconsin) serving 48 contiguous states and contiguous states and Canada Canada • Utility • Utility • Transmission & Distribution • Power Generation • Food Processing • Oil and gas drilling • Transmission & Distribution • Transmission & Distribution • Transmission & Distribution • Oil and gas drilling • Industrial • Industrial • Industrial • Industrial • Data Center • Energy Storage 11

INVESTOR PRESENTATION Worldwide leader in developing and delivering specialized maintenance solutions through automated welding, weld cladding and weld overlay technologies that extend the lifetime and 3 maximize the value of assets throughout the energy industry. Coke Drum Repair Waterwall Services Heater and Furnace Services Boiler Services Pressure Vessel Services Pipe and Piping Services • Industry leading life • World's largest • Specialized machine • Boiler life extension • Permanent repair • The largest provider extension and repair installed base for the welding solutions solutions that are solutions that extend of machine orbital processes to address mitigation of fireside specifically configured industry standards operational lifespan of pipe welding services low cycle fatigue corrosion to address difficult U- a wide range of for refineries, nuclear failure in coke drums. bend welds found in pressure vessels plants and fossil heaters and furnaces plants. 12

Key Indicators 13

INVESTOR PRESENTATION Key Indicators Metal Coatings Segment • Galvanizing • Will fabrication activity remain stable through summer? • Surface Technologies • When will our major customers either reopen, or get back to normal production levels? Energy Segment • IPG • When will Europe and India open up? • How will the fall turnaround season look in August? • EPG • How will bookings activity flow into the summer and fall? • Will any significant rig activity materialize by August? Corporate • Tightly monitor cash flow and customer credit 14

INVESTOR PRESENTATION 15

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